UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2021

Date of reporting period:	June 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 21

Message from the Trustees

July 13, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on pages 13–14.

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/21. See page 2 and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

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Please describe the investing environment during the 12-month period.

Global financial markets ended the period mostly higher. Key equity market indexes advanced, driven by progress on Covid-19 vaccinations, stimulus packages, loose monetary policy, and signs of economic recovery. Market momentum was periodically disrupted by concerns over a rising number of new Covid-19 variants, a global sell-off of technology stocks, and delays in the vaccine supply chain. For the 12-month reporting period, the S&P 500 Index — a broad measure of U.S. stock performance — rallied 40.32%. International stocks, as measured by the MSCI EAFE Index [ND], posted a return of 38.85% for the period.

We expect the U.S. economic recovery to support a stronger global comeback. President Biden’s $1.9 trillion pandemic relief package has added tailwinds to the U.S. economy, boosted by vaccine rollouts, in our view. The Federal Reserve has kept interest rates at record lows, and the European Central Bank has also pledged to hold rates at historic lows and expand its bond-buying program. The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index, a measure of

4 Dynamic Asset Allocation Equity Fund

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

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investment-grade [IG] corporate bonds, fell 0.40% for the period. The yield on the benchmark 10-year U.S. Treasury note rose to 1.58% at the end of May 2021 from 0.66% at the beginning of the reporting period.

How did Putnam Dynamic Asset Allocation Equity Fund perform for the period?

The fund’s class A shares reported a return of 42.70%. The fund slightly underperformed its custom benchmark, the Putnam Equity Blended Index, which gained 43.41%, and its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks, which rose 43.91%.

What strategies helped and what detracted in the fund’s performance?

Overall, our dynamic asset allocation decisions added to performance, while our active implementation decisions and security selections detracted during the period. Among our asset allocation strategies, an underweight position in international equities relative to the Putnam Equity Blended Index benchmark and an overweight position in U.S. large-cap value equities relative to the benchmark benefited performance. A slightly overweight position in emerging-market equities relative to the benchmark also aided results. An overweight position in U.S. large-cap growth equities and a slightly underweight position in small-cap equities relative to the Putnam Equity Blended Index benchmark detracted from performance.

Active implementation weakness was primarily driven by U.S. large-cap stock selection, specifically our fundamental U.S. large-cap growth and quantitative U.S. large-cap equity strategies. These losses were partially offset

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Dynamic Asset Allocation Equity Fund

by international stock selection strength, including both quantitative and fundamental strategies. Emerging-market equity and fundamental U.S. large-cap value stock selection also aided performance.

What is your outlook for the remainder of 2021?

Widespread vaccine distribution continues to aid the global economic recovery and a return to normal life. We are encouraged by the current tailwinds for financial assets, including an increase in consumer spending due to the economic reopening, the impact of U.S. stimulus, and dovish rhetoric on interest rates from the Federal Reserve. Still, we anticipate some volatility in the months ahead as investors weigh the continued rollout of vaccines and the pace of reopening, with its implications for inflation and higher interest rates.

Given the current environment, we are bullish on equities in the second half of 2021 until the Fed is close to signaling a taper of its asset purchase program. The combination of pent-up demand and the Fed’s easy monetary policy makes a compelling case for equities, in our opinion.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Dynamic Asset Allocation Equity Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	14.16%	189.49%	11.22%	92.27%	13.97%	44.91%	13.16%	42.70%
After sales charge	13.62	172.85	10.56	81.21	12.63	36.58	10.95	34.49
Class P (8/31/16)
Net asset value	14.26	192.49	11.33	94.29	14.21	45.82	13.40	42.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	16.63%	277.66%	14.21%	122.64%	17.36%	64.41%	18.03%	43.91%
Putnam Equity
Blended Index*	14.99	212.55	12.07	108.12	15.79	54.90	15.70	43.41
Lipper Multi-Cap Core
Funds category average†	15.01	225.43	12.38	104.31	15.23	53.85	15.32	41.72

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD). See index descriptions on pages 13–14.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/21, there were 645, 583, 508, 346, and 287 funds, respectively, in this Lipper category.

8 Dynamic Asset Allocation Equity Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $29,249.

Fund price and distribution information For the 12-month period ended 5/31/21

Distributions	Class A		Class P
Number	1		1
Income	$0.096		$0.125
Capital gains
Long-term gains	0.328		0.328
Short-term gains	—		—
Total	$0.424		$0.453
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/20	$11.45	$12.15	$11.45
5/31/21	15.86	16.83	15.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	14.27%	201.21%	11.66%	99.16%	14.77%	49.21%	14.27%	41.61%
After sales charge	13.73	183.89	11.00	87.70	13.42	40.63	12.04	33.46
Class P (8/31/16)
Net asset value	14.37	204.52	11.78	101.37	15.03	50.24	14.53	41.86

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Dynamic Asset Allocation Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/20*	0.86%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/20	1.18%	0.95%
Annualized expense ratio for the six-month period ended 5/31/21†	0.85%	0.61%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/21.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.60	$3.31
Ending value (after expenses)	$1,172.90	$1,173.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.28	$3.07
Ending value (after expenses)	$1,020.69	$1,021.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 11

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the

Dynamic Asset Allocation Equity Fund 13

use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Dynamic Asset Allocation Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Equity Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Dynamic Asset Allocation Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders
of Putnam Dynamic Asset Allocation Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

18 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 5/31/21

COMMON STOCKS (92.5%)*	Shares	Value
Advertising and marketing services (—%)
Publicis Groupe SA (France)	312	$21,116
		21,116
Aerospace and defense (1.2%)
Lockheed Martin Corp.	1,241	474,310
Northrop Grumman Corp.	610	223,181
Raytheon Technologies Corp.	1,544	136,968
TransDigm Group, Inc. †	171	110,952
		945,411
Agency (—%)
Poste Italiane SpA (Italy)	1,244	17,544
		17,544
Agriculture (0.2%)
Corteva, Inc.	3,638	165,529
		165,529
Airlines (0.4%)
Copa Holdings SA Class A (Panama) †	510	41,953
Southwest Airlines Co. †	4,201	258,193
		300,146
Automotive (2.0%)
Ford Motor Co. †	43,629	633,929
General Motors Co. †	4,735	280,833
Knorr-Bremse AG (Germany)	302	37,453
Porsche Automobil Holding SE (Preference) (Germany)	440	49,632
Stellantis NV (Italy)	4,223	83,704
Tesla, Inc. †	358	223,829
United Rentals, Inc. †	576	192,361
Volkswagen AG (Preference) (Germany)	69	19,218
Volvo AB (Sweden)	2,733	71,450
		1,592,409
Banking (5.4%)
Banco Bilbao Vizcaya Argenta (Spain)	11,332	70,973
Bank Leumi Le-Israel BM (Israel) †	5,112	39,965
Bank of America Corp.	11,107	470,826
Bank of Ireland Group PLC (Ireland) †	8,371	53,531
BNP Paribas SA (France)	1,111	75,666
BOC Hong Kong Holdings, Ltd. (Hong Kong)	8,500	30,721
CaixaBank SA (Spain)	18,362	62,831
Citigroup, Inc.	13,201	1,039,050
Commonwealth Bank of Australia (Australia)	840	64,574
DBS Group Holdings, Ltd. (Singapore)	3,600	81,745
DNB ASA (Norway)	1,364	30,092
HDFC Bank, Ltd. (India) †	5,828	121,685
Israel Discount Bank, Ltd. Class A (Israel) †	4,979	24,734
JPMorgan Chase & Co.	8,173	1,342,333
KeyCorp	3,088	71,148
Mitsubishi UFJ Financial Group, Inc. (Japan)	8,800	49,675
PNC Financial Services Group, Inc. (The)	1,023	199,158
Sberbank of Russia PJSC ADR (Russia)	6,500	109,688

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (92.5%)* cont.	Shares	Value
Banking cont.
Skandinaviska Enskilda Banken AB (Sweden)	3,087	$39,423
State Street Corp.	1,121	97,505
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,207	79,391
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	800	27,467
TCS Group Holding PLC GDR 144A (Cyprus)	808	60,600
United Overseas Bank, Ltd. (Singapore)	1,800	35,483
		4,278,264
Beverage (1.5%)
Asahi Group Holdings, Ltd. (Japan)	1,600	76,027
Carlsberg A/S Class B (Denmark)	277	50,692
Coca-Cola Co. (The)	3,612	199,707
Coca-Cola Europacific Partners PLC (United Kingdom)	880	53,258
Coca-Cola HBC AG (Switzerland)	2,587	94,316
Constellation Brands, Inc. Class A	178	42,670
Diageo PLC (United Kingdom)	2,006	96,906
Keurig Dr Pepper, Inc.	2,568	94,913
PepsiCo, Inc.	3,055	451,957
		1,160,446
Biotechnology (0.9%)
Abcam PLC (United Kingdom) †	1,817	36,513
Alexion Pharmaceuticals, Inc. †	105	18,538
Amgen, Inc.	323	76,855
Biogen, Inc. †	920	246,082
Regeneron Pharmaceuticals, Inc. †	388	194,943
Vertex Pharmaceuticals, Inc. †	491	102,437
		675,368
Broadcasting (—%)
Discovery, Inc. Class A †	458	14,706
		14,706
Cable television (1.2%)
Altice USA, Inc. Class A †	1,251	45,111
Charter Communications, Inc. Class A †	495	343,793
Comcast Corp. Class A	8,554	490,486
Liberty Global PLC Class C (United Kingdom) †	2,443	66,498
		945,888
Chemicals (2.2%)
Akzo Nobel NV (Netherlands)	443	56,885
Asian Paints, Ltd. (India)	1,336	54,958
Axalta Coating Systems, Ltd. †	2,194	71,173
Brenntag AG (Germany)	753	70,833
Cabot Corp.	332	21,109
Celanese Corp.	226	37,392
Chemours Co. (The)	1,008	36,217
Covestro AG (Germany)	887	61,979
Dow, Inc.	3,357	229,685
DuPont de Nemours, Inc.	5,030	425,488
Eastman Chemical Co.	808	101,323
FMC Corp.	154	17,970
ICL Group, Ltd. (Israel)	1,779	12,895

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Chemicals cont.
LG Chem, Ltd. (South Korea)	286	$210,019
Linde PLC	177	53,248
Nitto Denko Corp. (Japan)	600	46,379
Sherwin-Williams Co. (The)	705	199,888
Shin-Etsu Chemical Co., Ltd. (Japan)	300	51,500
		1,758,941
Commercial and consumer services (2.6%)
Adecco Group AG (Switzerland)	536	36,909
Adyen NV (Netherlands) †	14	32,273
Allfunds Group PLC (United Kingdom) †	1,924	32,251
Aramark	2,558	95,541
Booking Holdings, Inc. †	55	129,885
Booz Allen Hamilton Holding Corp.	1,399	118,817
Brambles, Ltd. (Australia)	3,700	30,862
CK Hutchison Holdings, Ltd. (Hong Kong)	3,000	23,483
CoStar Group, Inc. †	171	146,034
FleetCor Technologies, Inc. †	110	30,188
Gartner, Inc. †	541	125,425
Kakao Corp. (South Korea)	820	90,433
Mastercard, Inc. Class A	1,042	375,724
Nexi SpA (Italy) †	3,763	75,899
PayPal Holdings, Inc. †	2,418	628,729
StoneCo., Ltd. Class A (Brazil) †	362	23,881
TransUnion	194	20,758
		2,017,092
Computers (5.2%)
Apple, Inc.	22,580	2,813,694
Check Point Software Technologies, Ltd. (Israel) †	200	23,396
Cisco Systems, Inc./California	8,787	464,832
Dynatrace, Inc. †	1,292	66,848
Fortinet, Inc. †	1,264	276,235
Fujitsu, Ltd. (Japan)	300	48,577
Logitech International SA (Switzerland)	281	34,801
ServiceNow, Inc. †	372	176,283
Synopsys, Inc. †	495	125,898
Twilio, Inc. Class A †	248	83,328
		4,113,892
Conglomerates (0.2%)
AMETEK, Inc.	740	99,974
General Electric Co.	2,175	30,581
		130,555
Construction (0.8%)
Compagnie De Saint-Gobain (France) †	2,062	137,845
CRH PLC (Ireland)	5,434	282,089
Eiffage SA (France)	281	30,956
Fortune Brands Home & Security, Inc.	971	100,168
Holcim, Ltd. (Switzerland)	859	51,053
		602,111

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (92.5%)* cont.	Shares	Value
Consumer (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (France)	35	$27,828
Pandora A/S (Denmark)	288	38,896
Spectrum Brands Holdings, Inc.	195	17,334
		84,058
Consumer cyclicals (—%)
Genting Bhd (Singapore)	22,700	14,504
		14,504
Consumer finance (1.3%)
Alliance Data Systems Corp.	1,015	122,866
Capital One Financial Corp.	1,000	160,780
Discover Financial Services	274	32,129
Network International Holdings PLC (United Arab Emirates) †	6,949	39,328
SLM Corp.	3,854	78,044
Synchrony Financial	4,647	220,314
Visa, Inc. Class A	1,728	392,774
		1,046,235
Consumer goods (1.4%)
Colgate-Palmolive Co.	663	55,546
Estee Lauder Cos., Inc. (The) Class A	539	165,214
Hindustan Unilever, Ltd. (India)	1,938	62,601
L’Oreal SA (France)	241	108,239
Procter & Gamble Co. (The)	5,438	733,314
Unilever PLC (United Kingdom)	271	16,255
		1,141,169
Consumer services (1.1%)
Airbnb, Inc. Class A † S	920	129,168
Auto Trader Group PLC (United Kingdom) †	2,135	17,016
Auto1 Group SE 144A (Germany) †	1,102	59,008
JD.com, Inc. ADR (China) †	1,441	106,548
MercadoLibre, Inc. (Argentina) †	113	153,530
Netflix, Inc. †	45	22,626
Sea, Ltd. ADR (Thailand) †	305	77,238
Start Today Co., Ltd. (Japan)	1,300	43,852
Uber Technologies, Inc. †	3,212	163,266
Zalando SE (Germany) †	592	63,110
		835,362
Containers (0.1%)
Crown Holdings, Inc.	514	53,065
		53,065
Distribution (0.2%)
Ferguson PLC (United Kingdom)	560	76,166
ITOCHU Corp. (Japan)	2,400	70,994
PALTAC Corp. (Japan)	400	21,050
Sysco Corp.	334	27,054
		195,264
Electric utilities (1.8%)
AES Corp. (The)	375	9,529
AGL Energy, Ltd. (Australia)	2,770	17,339
Ameren Corp.	1,020	85,884

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Electric utilities cont.
American Electric Power Co., Inc.	3,500	$301,000
CLP Holdings, Ltd. (Hong Kong)	5,500	55,879
E.ON SE (Germany)	1,222	14,733
Electricite De France SA (France) †	2,631	36,656
Energias de Portugal (EDP) SA (Portugal)	11,290	64,777
Entergy Corp.	661	69,577
Exelon Corp.	7,878	355,456
Fortum OYJ (Finland)	2,036	57,874
Public Service Enterprise Group, Inc.	1,570	97,528
Southern Co. (The)	4,073	260,346
		1,426,578
Electrical equipment (1.1%)
ABB, Ltd. (Switzerland)	1,997	68,091
Allegion PLC (Ireland)	765	107,467
Daikin Industries, Ltd. (Japan)	300	59,011
Honeywell International, Inc.	2,002	462,282
Legrand SA (France)	669	69,866
Schneider Electric SA (France)	500	78,898
		845,615
Electronics (4.5%)
Advanced Micro Devices, Inc. †	332	26,587
Arrow Electronics, Inc. †	309	37,182
Brother Industries, Ltd. (Japan)	900	18,740
Garmin, Ltd.	381	54,193
Hoya Corp. (Japan)	1,100	143,715
MediaTek, Inc. (Taiwan)	3,000	107,604
MinebeaMitsumi, Inc. (Japan)	2,200	59,690
NVIDIA Corp.	1,945	1,263,822
NXP Semiconductors NV	470	99,367
Omron Corp. (Japan)	400	31,393
Qualcomm, Inc.	5,982	804,818
Samsung Electronics Co., Ltd. (South Korea)	4,143	299,033
Samsung Electronics Co., Ltd. (Preference) (South Korea)	875	57,272
Shenzhen Inovance Technology Co., Ltd. Class A (China)	4,600	71,171
SK Hynix, Inc. (South Korea)	1,238	140,972
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	4,500	83,090
Texas Instruments, Inc.	528	100,225
Thales SA (France)	745	76,186
Vontier Corp. †	3,153	110,607
		3,585,667
Energy (oil field) (0.6%)
Halliburton Co.	12,503	280,693
Schlumberger, Ltd.	5,689	178,236
		458,929
Energy (other) (—%)
Xinyi Solar Holdings, Ltd. (China)	6,000	10,762
		10,762

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (92.5%)* cont.	Shares	Value
Entertainment (0.5%)
Lite-On Technology Corp. (Taiwan)	13,000	$31,023
Live Nation Entertainment, Inc. †	1,693	152,556
Sony Group Corp. (Japan)	1,900	186,566
		370,145
Financial (1.3%)
3i Group PLC (United Kingdom)	2,350	41,454
Ally Financial, Inc.	3,605	197,230
Apollo Global Management, Inc.	1,830	104,932
B3 SA — Brasil Bolsa Balcao (Brazil)	23,600	79,426
Deutsche Boerse AG (Germany)	316	51,521
Hana Financial Group, Inc. (South Korea)	1,419	59,226
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	500	31,298
Japan Exchange Group, Inc. (Japan)	2,300	52,979
Jefferies Financial Group, Inc.	2,286	73,449
London Stock Exchange Group PLC (United Kingdom)	854	91,793
MGIC Investment Corp.	1,347	19,828
Partners Group Holding AG (Switzerland)	51	77,506
Radian Group, Inc.	4,924	114,975
		995,617
Food (0.5%)
Campbell Soup Co.	343	16,694
Coles Group, Ltd. (Australia)	1,489	19,020
Dino Polska SA (Poland) †	631	48,846
Mondelez International, Inc. Class A	2,521	160,159
Nestle SA (Switzerland)	938	115,438
NH Foods, Ltd. (Japan)	400	15,933
WH Group, Ltd. (Hong Kong)	44,500	38,016
		414,106
Forest products and packaging (0.3%)
SIG Combibloc Group AG (Switzerland)	1,865	49,595
Stora Enso OYJ (Finland)	225	3,928
Weyerhaeuser Co. R	4,148	157,458
		210,981
Gaming and lottery (0.5%)
Aristocrat Leisure, Ltd. (Australia)	1,296	41,013
DraftKings, Inc. Class A †	2,748	137,263
Evolution Gaming Group LB (Sweden)	299	57,156
Flutter Entertainment PLC (Ireland) †	268	50,242
La Francaise des Jeux SAEM (France)	249	14,135
OPAP SA (Greece)	2,381	37,455
TABCORP Holdings, Ltd. (Australia)	4,807	18,936
		356,200
Health-care services (2.3%)
AmerisourceBergen Corp.	873	100,168
Anthem, Inc.	383	152,518
Apollo Hospitals Enterprise, Ltd. (India) †	2,036	89,464
Cardinal Health, Inc.	1,943	108,944
Cigna Corp.	662	171,359
Eurofins Scientific (Luxembourg) †	281	30,247

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Health-care services cont.
HCA Healthcare, Inc.	175	$37,588
Humana, Inc.	473	207,032
IQVIA Holdings, Inc. †	575	138,092
Laboratory Corp. of America Holdings †	430	118,026
M3, Inc. (Japan)	300	20,231
McKesson Corp.	946	182,001
UnitedHealth Group, Inc.	879	362,078
WuXi AppTec Co., Ltd. Class H (China)	3,624	77,608
		1,795,356
Homebuilding (0.3%)
Berkeley Group Holdings PLC (The) (United Kingdom)	315	20,917
Daito Trust Construction Co., Ltd. (Japan)	100	10,488
Daiwa House Industry Co., Ltd. (Japan)	1,300	37,946
PulteGroup, Inc.	3,198	184,812
		254,163
Household furniture and appliances (0.1%)
SEB SA (France)	80	14,858
Tempur Sealy International, Inc.	1,728	66,528
		81,386
Industrial (0.6%)
Johnson Controls International PLC	6,937	461,587
		461,587
Insurance (2.7%)
Aflac, Inc.	3,292	186,591
AIA Group, Ltd. (Hong Kong)	22,400	286,318
Allianz SE (Germany)	393	103,253
Allstate Corp. (The)	772	105,463
American Financial Group, Inc.	114	15,169
American International Group, Inc.	2,306	121,849
Assured Guaranty, Ltd.	3,283	156,369
Aviva PLC (United Kingdom)	10,459	61,034
AXA SA (France)	6,332	174,352
Berkshire Hathaway, Inc. Class B †	186	53,836
Direct Line Insurance Group PLC (United Kingdom)	6,498	27,416
Equitable Holdings, Inc.	2,934	93,155
Fidelity National Financial, Inc.	715	33,598
Gjensidige Forsikring ASA (Norway)	615	13,730
Lincoln National Corp.	418	29,172
MetLife, Inc.	5,777	377,585
NN Group NV (Netherlands)	131	6,634
Principal Financial Group, Inc.	1,426	93,246
Prudential PLC (United Kingdom)	2,497	53,190
RSA Insurance Group, Ltd. (United Kingdom)	4,782	46,432
Unum Group	1,749	54,167
Zurich Insurance Group AG (Switzerland)	53	22,131
		2,114,690
Investment banking/Brokerage (1.5%)
Ameriprise Financial, Inc.	744	193,321
Goldman Sachs Group, Inc. (The)	1,601	595,604

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (92.5%)* cont.	Shares	Value
Investment banking/Brokerage cont.
Hargreaves Lansdown PLC (United Kingdom)	490	$11,523
Morgan Stanley	3,310	301,045
Nomura Holdings, Inc. (Japan)	11,700	64,021
SEI Investments Co.	476	30,197
		1,195,711
Leisure (0.3%)
Brunswick Corp.	795	81,273
Polaris, Inc.	805	105,632
Yamaha Motor Co., Ltd. (Japan)	2,400	69,814
		256,719
Lodging/Tourism (0.7%)
Hilton Worldwide Holdings, Inc. †	2,289	286,743
Marriott International, Inc./MD Class A †	1,918	275,386
		562,129
Machinery (1.3%)
AGCO Corp.	637	88,142
Atlas Copco AB Class A (Sweden)	188	11,383
CNH Industrial NV (United Kingdom)	7,254	124,948
Cummins, Inc.	895	230,266
Deere & Co.	967	349,184
Otis Worldwide Corp.	777	60,862
Sandvik AB (Sweden)	2,613	68,785
Sany Heavy Industry Co., Ltd. Class A (China)	12,000	57,100
Toro Co. (The)	159	17,663
		1,008,333
Manufacturing (0.4%)
Airtac International Group (China)	2,000	71,953
Dover Corp.	235	35,368
Eaton Corp. PLC	944	137,116
Nordson Corp.	224	49,659
Oshkosh Corp.	410	53,890
		347,986
Media (0.2%)
Bollore SA (France)	2,478	12,909
Walt Disney Co. (The) †	849	151,674
		164,583
Medical technology (2.8%)
10x Genomics, Inc. Class A †	795	143,100
Abbott Laboratories	2,490	290,459
ABIOMED, Inc. †	340	96,757
Align Technology, Inc. †	578	341,107
Danaher Corp.	1,100	281,754
Edwards Lifesciences Corp. †	2,743	263,054
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	514	11,092
IDEXX Laboratories, Inc. †	317	176,921
Medtronic PLC	1,562	197,734
QIAGEN NV (Netherlands) †	958	47,068
Sartorius Stedim Biotech (France)	84	36,303
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	900	68,288

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Medical technology cont.
Sonic Healthcare, Ltd. (Australia)	1,307	$35,053
Sonova Holding AG (Switzerland)	176	62,573
Thermo Fisher Scientific, Inc.	252	118,314
Universal Vision Biotechnology Co., Ltd. (Taiwan)	4,000	43,835
Zimmer Biomet Holdings, Inc.	194	32,656
		2,246,068
Metals (0.8%)
Anglo American PLC (United Kingdom)	1,654	73,587
BHP Billiton, Ltd. (Australia)	2,447	90,263
BHP Group PLC (United Kingdom)	1,334	40,192
Fortescue Metals Group, Ltd. (Australia)	2,752	47,586
Freeport-McMoRan, Inc. (Indonesia)	6,330	270,418
Reliance Steel & Aluminum Co.	292	49,076
Rio Tinto PLC (United Kingdom)	1,130	97,245
		668,367
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	13,302	70,149
Soaring Eagle Acquisition Corp. Class A †	1,836	18,121
		88,270
Natural gas utilities (0.2%)
Kinder Morgan, Inc.	6,095	111,782
Tokyo Gas Co., Ltd. (Japan)	900	17,753
		129,535
Oil and gas (2.3%)
APA Corp.	1,469	30,555
BP PLC (United Kingdom)	18,129	78,765
Cenovus Energy, Inc. (Canada)	6,302	52,636
Chevron Corp.	1,525	158,280
Cimarex Energy Co.	828	56,097
ConocoPhillips	3,424	190,854
Devon Energy Corp.	1,636	43,452
Enterprise Products Partners LP	3,771	89,033
EOG Resources, Inc.	540	43,384
Equinor ASA (Norway)	3,278	70,420
Exxon Mobil Corp.	2,199	128,356
Orsted AS (Denmark)	479	72,484
Reliance Industries, Ltd. (India)	4,544	135,073
Reliance Industries, Ltd. 144A (India)	1,227	70,737
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	5,530	105,766
Royal Dutch Shell PLC Class B (United Kingdom)	8,259	150,448
Targa Resources Corp.	1,768	68,704
TOTAL SA (France)	380	17,565
Valero Energy Corp.	2,367	190,307
Williams Cos., Inc. (The)	1,394	36,718
		1,789,634
Pharmaceuticals (5.0%)
AbbVie, Inc.	3,339	377,975
Alkermes PLC †	1,263	28,632
AstraZeneca PLC (United Kingdom)	244	27,861

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (92.5%)* cont.	Shares	Value
Pharmaceuticals cont.
AstraZeneca PLC ADR (United Kingdom) S	2,341	$132,899
Bristol-Myers Squibb Co.	9,784	643,004
DexCom, Inc. †	375	138,521
Eli Lilly and Co.	3,635	726,055
GlaxoSmithKline PLC (United Kingdom)	1,656	31,590
Hikma Pharmaceuticals PLC (United Kingdom)	873	30,279
Ipsen SA (France)	148	14,940
Jazz Pharmaceuticals PLC †	95	16,922
Johnson & Johnson	2,615	442,589
Lonza Group AG (Switzerland)	342	220,142
Merck & Co., Inc.	5,150	390,833
Merck KGaA (Germany)	752	135,308
Novartis AG (Switzerland)	1,542	135,291
Novo Nordisk A/S Class B (Denmark)	1,325	104,576
Ono Pharmaceutical Co., Ltd. (Japan)	1,600	36,083
Pfizer, Inc.	1,528	59,179
Roche Holding AG (Switzerland)	374	130,016
Sanofi (France)	1,122	118,994
		3,941,689
Power producers (0.3%)
NRG Energy, Inc.	7,945	255,431
		255,431
Publishing (0.2%)
S&P Global, Inc.	446	169,244
		169,244
Railroads (0.7%)
CSX Corp.	326	32,639
Norfolk Southern Corp.	124	34,832
Union Pacific Corp.	2,277	511,710
		579,181
Real estate (1.4%)
AvalonBay Communities, Inc. R	312	64,565
Boston Properties, Inc. R	1,544	181,512
CBRE Group, Inc. Class A †	1,456	127,808
CK Asset Holdings, Ltd. (Hong Kong)	642	4,706
Duke Realty Corp. R	737	34,241
Equity Lifestyle Properties, Inc. R	481	34,084
First Industrial Realty Trust, Inc. R	1,030	52,159
Gaming and Leisure Properties, Inc. R	4,878	226,144
Goodman Group (Australia) R	4,928	73,814
Henderson Land Development Co., Ltd. (Hong Kong)	3,900	18,643
Invitation Homes, Inc. R	929	33,695
Jones Lang LaSalle, Inc. †	208	42,068
Lamar Advertising Co. Class A R	539	56,498
Link REIT (The) (Hong Kong) R	600	5,713
Medical Properties Trust, Inc. R	2,750	58,218
Persimmon PLC (United Kingdom)	475	21,301
Simon Property Group, Inc. R	135	17,346

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Real estate cont.
Sumitomo Realty & Development Co., Ltd. (Japan)	300	$9,939
Sun Hung Kai Properties, Ltd. (Hong Kong)	2,000	30,718
		1,093,172
Regional Bells (0.1%)
AT&T, Inc.	1,471	43,292
		43,292
Restaurants (0.8%)
Chipotle Mexican Grill, Inc. †	85	116,618
Darden Restaurants, Inc.	226	32,370
Jubilant Foodworks, Ltd. (India) †	955	41,018
McDonald’s Corp.	1,341	313,646
Yum China Holdings, Inc. (China)	1,250	83,189
Yum! Brands, Inc.	379	45,469
		632,310
Retail (7.2%)
Amazon.com, Inc. †	714	2,301,272
Best Buy Co., Inc.	2,064	239,919
BJ’s Wholesale Club Holdings, Inc. †	3,485	156,093
Costco Wholesale Corp.	382	144,499
Home Depot, Inc. (The)	863	275,219
Industria de Diseno Textil SA (Inditex) (Spain)	725	28,017
Kingfisher PLC (United Kingdom) †	7,814	39,955
Koninklijke Ahold Delhaize NV (Netherlands)	1,711	49,293
Li Ning Co., Ltd. (China)	13,000	122,028
Lowe’s Cos., Inc.	963	187,621
lululemon athletica, Inc. (Canada) †	456	147,347
Moncler SpA (Italy)	972	68,890
Nike, Inc. Class B	1,620	221,065
Nitori Holdings Co., Ltd. (Japan)	400	69,067
O’Reilly Automotive, Inc. †	655	350,504
Poya International Co., Ltd. (Taiwan)	2,030	39,297
Ryohin Keikaku Co., Ltd. (Japan)	500	9,464
Target Corp.	1,910	433,417
TJX Cos., Inc. (The)	2,320	156,693
Wal-Mart de Mexico SAB de CV (Mexico)	28,729	94,561
Walmart, Inc.	2,821	400,666
Wesfarmers, Ltd. (Australia)	1,926	82,241
Woolworths Group, Ltd. (Australia)	2,475	79,410
		5,696,538
Semiconductor (1.5%)
Applied Materials, Inc.	2,460	339,800
ASML Holding NV (Netherlands)	59	39,370
Lasertec Corp. (Japan)	100	18,755
Novatek Microelectronics Corp. (Taiwan)	3,000	57,750
Parade Technologies, Ltd. (Taiwan)	1,000	55,154
Renesas Electronics Corp. (Japan) †	5,600	56,798
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	21,000	451,939
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	762	89,428
Tokyo Electron, Ltd. (Japan)	100	44,303
		1,153,297

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (92.5%)* cont.	Shares	Value
Shipping (0.5%)
A. P. Moeller-Maersck A/S Class B (Denmark)	25	$68,995
FedEx Corp.	53	16,685
Nippon Yusen KK (Japan)	900	36,996
Old Dominion Freight Line, Inc.	886	235,189
United Parcel Service, Inc. Class B	346	74,252
		432,117
Software (7.3%)
Activision Blizzard, Inc.	3,828	372,274
Adobe, Inc. †	1,689	852,235
Amdocs, Ltd.	685	53,499
Autodesk, Inc. †	1,191	340,459
Cadence Design Systems, Inc. †	2,232	283,442
Intuit, Inc.	1,298	569,939
Manhattan Associates, Inc. †	371	50,449
Microsoft Corp.	10,493	2,619,892
Oracle Corp.	1,850	145,669
Sage Group PLC (The) (United Kingdom)	3,341	31,132
Take-Two Interactive Software, Inc. †	46	8,536
Tata Consultancy Services, Ltd. (India)	3,808	166,290
Totvs SA (Brazil)	12,855	85,023
Veeva Systems, Inc. Class A †	488	142,174
		5,721,013
Staffing (0.1%)
ManpowerGroup, Inc.	459	55,534
		55,534
Technology services (8.3%)
Accenture PLC Class A	1,927	543,722
Alibaba Group Holding, Ltd. (China) †	14,841	403,490
Alphabet, Inc. Class A †	706	1,663,936
Alphabet, Inc. Class C †	301	725,880
Baidu, Inc. ADR (China) †	290	56,918
Capgemini SE (France)	294	54,728
Cognizant Technology Solutions Corp. Class A	1,938	138,683
DocuSign, Inc. †	554	111,698
DXC Technology Co. †	1,702	64,540
eBay, Inc.	1,953	118,899
Facebook, Inc. Class A †	2,006	659,432
Fidelity National Information Services, Inc.	1,634	243,434
FUJIFILM Holdings Corp. (Japan)	100	6,943
GoDaddy, Inc. Class A †	1,700	137,632
IBM Corp.	246	35,360
Leidos Holdings, Inc.	923	94,838
Meituan Dianping Class B (China) †	2,600	98,494
NAVER Corp. (South Korea)	234	76,056
Nomura Research Institute, Ltd. (Japan)	1,500	47,662
Palo Alto Networks, Inc. †	90	32,693
Pinterest, Inc. Class A †	5,586	364,766
Prosus NV (China)	307	31,788
Roku, Inc. †	863	299,211

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.5%)* cont.	Shares	Value
Technology services cont.
SCSK Corp. (Japan)	300	$17,344
Tencent Holdings, Ltd. (China) †	5,300	422,722
Yandex NV Class A (Russia) † S	1,000	67,540
		6,518,409
Telecommunications (1.0%)
American Tower Corp. R	1,108	283,050
BT Group PLC (United Kingdom) †	8,493	21,074
Equinix, Inc. R	196	144,397
Koninklijke KPN NV (Netherlands)	10,762	35,670
SK Telecom Co., Ltd. (South Korea)	226	64,236
T-Mobile US, Inc. †	1,682	237,919
		786,346
Telephone (0.9%)
Deutsche Telekom AG (Germany)	4,169	86,396
KDDI Corp. (Japan)	2,600	87,988
Nippon Telegraph & Telephone Corp. (Japan)	1,400	37,366
Verizon Communications, Inc.	9,409	531,519
		743,269
Textiles (0.1%)
Hermes International (France)	61	85,730
		85,730
Tire and rubber (0.1%)
Compagnie Generale des Etablissements Michelin SCA (France)	414	63,510
		63,510
Tobacco (0.4%)
Altria Group, Inc.	5,604	275,829
Imperial Brands PLC (United Kingdom)	3,157	71,684
		347,513
Toys (0.2%)
Nintendo Co., Ltd. (Japan)	200	123,276
		123,276
Transportation services (0.3%)
Deutsche Post AG (Germany)	2,356	160,315
Nippon Express Co., Ltd. (Japan)	500	39,924
Ryder System, Inc.	514	42,040
Yamato Holdings Co., Ltd. (Japan)	800	21,924
		264,203
Trucks and parts (0.2%)
Allison Transmission Holdings, Inc.	954	40,364
Gentex Corp.	1,494	53,037
Koito Manufacturing Co., Ltd. (Japan)	600	38,840
		132,241
Waste Management (0.2%)
Republic Services, Inc.	619	67,582
Waste Management, Inc.	853	120,000
		187,582
Total common stocks (cost $47,892,321)		$72,973,089

Dynamic Asset Allocation Equity Fund 31

INVESTMENT COMPANIES (1.7%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	1,224	$81,580
iShares Russell 1000 Value ETF	1,591	256,358
SPDR S&P 500 ETF Trust S	2,116	888,805
SPDR S&P MidCap 400 ETF Trust	243	120,956
Total investment companies (cost $1,207,553)		$1,347,699

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	58	$82,528
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	94	115,900
Total convertible preferred stocks (cost $156,189)		$198,428

PURCHASED OPTIONS OUTSTANDING (0.0%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4350.00	$845,026	$201	$26,884
Total purchased options outstanding (cost $17,045)				$26,884

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	49	$537
Total warrants (cost $243)				$537

SHORT-TERM INVESTMENTS (6.4%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	1,043,590	$1,043,590
Putnam Short Term Investment Fund Class P 0.08% L	Shares	3,522,079	3,522,079
U.S. Treasury Bills 0.012%, 6/29/21 #		$500,000	500,000
Total short-term investments (cost $5,065,665)			$5,065,669

TOTAL INVESTMENTS
Total investments (cost $54,339,016)	$79,612,306

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IO	Interest Only
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $78,885,234.
†	This security is non-income-producing.

32 Dynamic Asset Allocation Equity Fund

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $296,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $91,095 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	79.2%	Taiwan	1.1%
Japan	2.6	India	0.9
United Kingdom	2.3	Hong Kong	0.8
China	2.2	Australia	0.8
France	1.6	Ireland	0.6
Switzerland	1.4	Other	4.0
South Korea	1.3	Total	100.0%
Germany	1.2

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $23,626,044)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	6/16/21	$155,427	$153,697	$1,730
	Canadian Dollar	Sell	7/21/21	133,877	131,401	(2,476)
	Euro	Buy	6/16/21	1,262,563	1,232,061	30,502
	Hong Kong Dollar	Buy	8/18/21	106,660	106,588	72
	Japanese Yen	Buy	8/18/21	214,006	214,622	(616)
	Swiss Franc	Buy	6/16/21	170,947	166,955	3,992
	Swiss Franc	Sell	6/16/21	170,947	171,458	511
Barclays Bank PLC
	Australian Dollar	Buy	7/21/21	96,217	96,323	(106)
	British Pound	Buy	6/16/21	67,484	67,527	(43)
	Canadian Dollar	Sell	7/21/21	74,477	68,560	(5,917)
	Euro	Sell	6/16/21	225,187	219,784	(5,403)
	Hong Kong Dollar	Buy	8/18/21	3,196	3,194	2

Dynamic Asset Allocation Equity Fund 33

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $23,626,044) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Japanese Yen	Buy	8/18/21	$85,397	$85,646	$(249)
	Swedish Krona	Buy	6/16/21	96,565	94,588	1,977
	Swiss Franc	Buy	6/16/21	81,356	80,681	675
	Swiss Franc	Sell	6/16/21	81,356	80,521	(835)
Citibank, N.A.
	Australian Dollar	Buy	7/21/21	72,375	72,643	(268)
	British Pound	Buy	6/16/21	109,254	109,902	(648)
	Canadian Dollar	Buy	7/21/21	134,622	129,198	5,424
	Chinese Yuan (Offshore)	Sell	8/18/21	63,799	62,671	(1,128)
	Danish Krone	Buy	6/16/21	94,352	93,160	1,192
	Euro	Buy	6/16/21	261,148	254,764	6,384
	Hong Kong Dollar	Sell	8/18/21	33,260	33,236	(24)
	Japanese Yen	Buy	8/18/21	651,150	653,062	(1,912)
	New Zealand Dollar	Sell	7/21/21	23,870	23,122	(748)
Credit Suisse International
	British Pound	Sell	6/16/21	173,186	170,395	(2,791)
	Canadian Dollar	Buy	7/21/21	12,758	12,246	512
	Euro	Sell	6/16/21	11,865	11,607	(258)
	Swiss Franc	Buy	6/16/21	31,830	31,927	(97)
	Swiss Franc	Sell	6/16/21	31,830	31,248	(582)
Goldman Sachs International
	Australian Dollar	Buy	7/21/21	77,098	76,518	580
	British Pound	Buy	6/16/21	1,006,295	997,069	9,226
	Canadian Dollar	Buy	7/21/21	58,571	46,514	12,057
	Chinese Yuan (Offshore)	Buy	8/18/21	42,049	42,214	(165)
	Euro	Buy	6/16/21	75,470	76,834	(1,364)
	Hong Kong Dollar	Buy	8/18/21	19,974	19,960	14
	Japanese Yen	Sell	8/18/21	172,200	171,826	(374)
	New Zealand Dollar	Sell	7/21/21	471,657	457,313	(14,344)
	Norwegian Krone	Buy	6/16/21	255,636	255,441	195
	South African Rand	Buy	7/21/21	31,439	29,514	1,925
	Swedish Krona	Buy	6/16/21	479,434	475,425	4,009
	Swiss Franc	Sell	6/16/21	66,887	65,529	(1,358)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/21/21	96,372	96,907	(535)
	British Pound	Sell	6/16/21	432,609	425,370	(7,239)
	Canadian Dollar	Buy	7/21/21	179,276	173,317	5,959
	Chinese Yuan (Offshore)	Buy	8/18/21	584,843	574,514	10,329
	Euro	Buy	6/16/21	398,633	387,701	10,932
	Hong Kong Dollar	Sell	8/18/21	163,836	163,724	(112)
	Japanese Yen	Buy	8/18/21	27,119	26,878	241
	New Zealand Dollar	Buy	7/21/21	2,911	3,903	(992)
	Swedish Krona	Buy	6/16/21	34,649	33,758	891
	Swiss Franc	Buy	6/16/21	110,848	110,264	584
	Swiss Franc	Sell	6/16/21	110,848	108,837	(2,011)

34 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $23,626,044) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/21	$185,776	$184,307	$1,469
	British Pound	Buy	6/16/21	683,082	674,694	8,388
	Canadian Dollar	Sell	7/21/21	53,932	50,099	(3,833)
	Euro	Sell	6/16/21	676,295	657,782	(18,513)
	Japanese Yen	Sell	8/18/21	144,283	144,783	500
	New Zealand Dollar	Sell	7/21/21	139,947	135,529	(4,418)
	Norwegian Krone	Buy	6/16/21	63,425	60,300	3,125
	Singapore Dollar	Buy	8/18/21	12,409	12,267	142
	South Korean Won	Sell	8/18/21	497,275	493,185	(4,090)
	Swedish Krona	Buy	6/16/21	2,570	2,482	88
	Swiss Franc	Buy	6/16/21	49,860	50,279	(419)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	7/21/21	124,858	122,820	2,038
	British Pound	Buy	6/16/21	336,426	332,000	4,426
	Canadian Dollar	Buy	7/21/21	69,921	62,043	7,878
	Euro	Sell	6/16/21	225,920	225,840	(80)
	Hong Kong Dollar	Sell	8/18/21	438	438	—
	Japanese Yen	Buy	8/18/21	785,507	788,002	(2,495)
	New Zealand Dollar	Sell	7/21/21	100,357	98,548	(1,809)
	Norwegian Krone	Buy	6/16/21	24,172	24,858	(686)
	Swedish Krona	Buy	6/16/21	542,737	528,561	14,176
	Swiss Franc	Sell	6/16/21	122,200	120,409	(1,791)
NatWest Markets PLC
	Australian Dollar	Buy	7/21/21	277,659	273,487	4,172
	British Pound	Buy	6/16/21	81,265	80,042	1,223
	Canadian Dollar	Sell	7/21/21	77,791	74,670	(3,121)
	Euro	Buy	6/16/21	748,462	728,953	19,509
	Japanese Yen	Buy	8/18/21	124,964	125,437	(473)
	New Zealand Dollar	Sell	7/21/21	349,322	338,242	(11,080)
	Norwegian Krone	Buy	6/16/21	553	540	13
	Norwegian Krone	Sell	6/16/21	553	551	(2)
	Swedish Krona	Buy	6/16/21	81,110	79,689	1,421
	Swiss Franc	Buy	6/16/21	48,858	48,996	(138)
	Swiss Franc	Sell	6/16/21	48,858	49,003	145
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/21	142,816	144,654	(1,838)
	British Pound	Buy	6/16/21	253,598	251,388	2,210
	Canadian Dollar	Buy	7/21/21	152,517	147,644	4,873
	Chinese Yuan (Offshore)	Sell	8/18/21	367,213	360,690	(6,523)
	Euro	Buy	6/16/21	18,836	24,740	(5,904)
	Hong Kong Dollar	Sell	8/18/21	251,862	251,672	(190)
	Japanese Yen	Sell	8/18/21	891,561	893,688	2,127
	New Zealand Dollar	Buy	7/21/21	17,903	19,048	(1,145)
	Norwegian Krone	Buy	6/16/21	145,707	145,870	(163)

Dynamic Asset Allocation Equity Fund 35

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $23,626,044) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Norwegian Krone	Sell	6/16/21	$145,707	$144,761	$(946)
	Swedish Krona	Sell	6/16/21	59,961	54,393	(5,568)
	Swiss Franc	Sell	6/16/21	276,341	273,431	(2,910)
Toronto-Dominion Bank
	Australian Dollar	Buy	7/21/21	46,986	46,844	142
	British Pound	Sell	6/16/21	60,238	58,637	(1,601)
	Canadian Dollar	Buy	7/21/21	98,917	94,606	4,311
	Chinese Yuan (Offshore)	Sell	8/18/21	63,799	62,665	(1,134)
	Euro	Sell	6/16/21	350,685	341,934	(8,751)
	Hong Kong Dollar	Sell	8/18/21	233,487	233,318	(169)
	Japanese Yen	Buy	8/18/21	316,563	317,685	(1,122)
	Norwegian Krone	Buy	6/16/21	234,470	228,765	5,705
	Swedish Krona	Sell	6/16/21	24,202	23,336	(866)
	Swiss Franc	Buy	6/16/21	102,946	103,095	(149)
	Swiss Franc	Sell	6/16/21	102,946	101,064	(1,882)
UBS AG
	Australian Dollar	Buy	7/21/21	96,836	97,172	(336)
	British Pound	Sell	6/16/21	94,762	92,361	(2,401)
	Canadian Dollar	Sell	7/21/21	65,034	62,409	(2,625)
	Chinese Yuan (Offshore)	Sell	8/18/21	434,949	427,298	(7,651)
	Euro	Sell	6/16/21	412,577	400,159	(12,418)
	Hong Kong Dollar	Sell	8/18/21	92,304	92,241	(63)
	Japanese Yen	Buy	8/18/21	748,955	751,744	(2,789)
	New Zealand Dollar	Sell	7/21/21	280,477	270,503	(9,974)
	Norwegian Krone	Buy	6/16/21	178,417	174,581	3,836
	Swedish Krona	Buy	6/16/21	117,642	117,724	(82)
	Swiss Franc	Buy	6/16/21	171,281	168,527	2,754
	Swiss Franc	Sell	6/16/21	171,281	167,956	(3,325)
WestPac Banking Corp.
	British Pound	Buy	6/16/21	23,442	23,683	(241)
	Canadian Dollar	Sell	7/21/21	20,794	19,961	(833)
	Euro	Sell	6/16/21	13,088	10,898	(2,190)
	Hong Kong Dollar	Buy	8/18/21	18,247	18,235	12
	Japanese Yen	Buy	8/18/21	209,574	210,222	(648)
	New Zealand Dollar	Sell	7/21/21	148,534	145,489	(3,045)
Unrealized appreciation						204,598
Unrealized (depreciation)						(195,025)
Total						$9,573
* The exchange currency for all contracts listed is the United States Dollar.

36 Dynamic Asset Allocation Equity Fund

FUTURES CONTRACTS OUTSTANDING at 5/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	2	$234,139	$233,700	Jun-21	$12,265
MSCI EAFE Index (Short)	1	117,070	116,850	Jun-21	(7,249)
MSCI Emerging Markets Index (Long)	17	1,156,665	1,156,765	Jun-21	9,376
NASDAQ 100 Index E-Mini (Long)	3	821,191	821,190	Jun-21	27,154
Russell 2000 Index E-Mini (Long)	46	5,218,636	5,217,780	Jun-21	(41,167)
S&P 500 Index E-Mini (Short)	27	5,675,549	5,673,240	Jun-21	(318,031)
Unrealized appreciation					48,795
Unrealized (depreciation)					(366,447)
Total					$(317,652)

WRITTEN OPTIONS OUTSTANDING at 5/31/21 (premiums $5,327)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/4700.00	$845,026	$201	$6,140
Total				$6,140

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$981,455	$988,038	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	A basket (GSGLPHCL) of common stocks — Monthly*	$7,165
JPMorgan Chase Bank N.A.
1,691,131	1,711,712	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	20,046
Upfront premium received		—		Unrealized appreciation		27,211
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total	$27,211
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPHCL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Waters Corp.	Health care	153	$49,457	5.01%
IQVIA Holdings, Inc.	Health care	203	48,796	4.94%
Mettler-Toledo International, Inc.	Health care	36	46,431	4.70%
Agilent Technologies, Inc.	Technology	319	44,063	4.46%
Merck KGaA (Germany)	Health care	245	44,058	4.46%
PerkinElmer, Inc.	Health care	287	41,649	4.22%
Thermo Fisher Scientific, Inc.	Health care	80	37,473	3.79%
Zoetis, Inc.	Health care	206	36,434	3.69%

Dynamic Asset Allocation Equity Fund 37

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Ipsen SA (France)	Health care	341	$35,579	3.60%
Alexion Pharmaceuticals, Inc.	Health care	197	34,778	3.52%
Pfizer, Inc.	Health care	869	33,660	3.41%
Illumina, Inc.	Health care	78	31,479	3.19%
Johnson & Johnson	Health care	171	28,878	2.92%
Merck & Co., Inc.	Health care	369	28,026	2.84%
Sanofi (France)	Health care	245	26,262	2.66%
AbbVie, Inc.	Health care	229	25,967	2.63%
GlaxoSmithKline PLC (United Kingdom)	Health care	1,358	25,884	2.62%
Sumitomo Dainippon Pharma Co., Ltd. (Japan)	Health care	1,317	25,367	2.57%
Viatris, Inc.	Health care	1,635	24,919	2.52%
Perrigo Co. PLC	Health care	503	23,217	2.35%
Bayer AG (Germany)	Health care	346	22,026	2.23%
Sartorius Stedim Biotech (France)	Health care	46	20,072	2.03%
Bristol-Myers Squibb Co.	Health care	299	19,641	1.99%
AstraZeneca PLC (United Kingdom)	Health care	165	18,825	1.91%
Biogen, Inc.	Health care	70	18,681	1.89%
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	Health care	316	18,051	1.83%
CSL, Ltd. (Australia)	Health care	80	17,899	1.81%
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	Health care	1,550	16,122	1.63%
Amgen, Inc.	Health care	63	15,107	1.53%
Gilead Sciences, Inc.	Health care	220	14,540	1.47%
Galenica AG (Switzerland)	Health care	90	13,098	1.33%
Eli Lilly and Co.	Health care	62	12,329	1.25%
Hisamitsu Pharmaceutical Co., Inc. (Japan)	Health care	214	11,878	1.20%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	304	10,397	1.05%
Eisai Co., Ltd. (Japan)	Health care	122	8,236	0.83%
Hikma Pharmaceuticals PLC (United Kingdom)	Health care	222	7,686	0.78%
Galapagos NV (Belgium)	Health care	98	7,479	0.76%
Shionogi & Co., Ltd. (Japan)	Health care	146	7,447	0.75%
H Lundbeck A/S (Denmark)	Health care	188	6,022	0.61%
Astellas Pharma, Inc. (Japan)	Health care	356	5,691	0.58%
UCB SA (Belgium)	Health care	48	4,516	0.46%
Incyte Corp.	Health care	51	4,305	0.44%
Eurofins Scientific (Luxembourg)	Health care	38	4,092	0.41%
Grifols SA (Spain)	Health care	140	3,892	0.39%
Regeneron Pharmaceuticals, Inc.	Health care	5	2,460	0.25%
Novartis AG (Switzerland)	Health care	27	2,395	0.24%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	74	1,700	0.17%

38 Dynamic Asset Allocation Equity Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Recordati SpA (Italy)	Health care	21	$1,186	0.12%
Orion Oyj Class B (Finland)	Health care	22	972	0.10%
Vertex Pharmaceuticals, Inc.	Health care	4	784	0.08%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,405,929	$—	$—
Capital goods	3,981,820	—	—
Communication services	2,518,795	—	—
Conglomerates	130,555	—	—
Consumer cyclicals	11,654,306	—	—
Consumer staples	5,054,906	—	—
Energy	2,259,325	—	—
Financials	10,723,689	—	—
Government	17,544	—	—
Health care	8,658,481	—	—
Miscellaneous	88,270	—	—
Technology	21,092,278	—	—
Transportation	1,575,647	—	—
Utilities and power	1,811,544	—	—
Total common stocks	72,973,089	—	—
Convertible preferred stocks	—	198,428	—
Investment companies	1,347,699	—	—
Purchased options outstanding	—	26,884	—
Warrants	537	—	—
Short-term investments	—	5,065,669	—
Totals by level	$74,321,325	$5,290,981	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$9,573	$—
Futures contracts	(317,652)	—	—
Written options outstanding	—	(6,140)	—
Total return swap contracts	—	27,211	—
Totals by level	$(317,652)	$30,644	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 39

Statement of assets and liabilities 5/31/21

ASSETS
Investment in securities, at value, including $1,021,795 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $49,773,347)	$75,046,637
Affiliated issuers (identified cost $4,565,669) (Notes 1 and 5)	4,565,669
Cash	50,848
Foreign currency (cost $33,078) (Note 1)	32,759
Foreign tax reclaim	32,004
Dividends, interest and other receivables	118,297
Receivable for shares of the fund sold	45,373
Receivable for investments sold	532,725
Receivable from Manager (Note 2)	23,106
Receivable for variation margin on futures contracts (Note 1)	8,799
Unrealized appreciation on forward currency contracts (Note 1)	204,598
Unrealized appreciation on OTC swap contracts (Note 1)	27,211
Prepaid assets	17,671
Total assets	80,705,697

LIABILITIES
Payable for investments purchased	366,466
Payable for shares of the fund repurchased	62,421
Payable for custodian fees (Note 2)	54,765
Payable for investor servicing fees (Note 2)	1,291
Payable for Trustee compensation and expenses (Note 2)	7,262
Payable for administrative services (Note 2)	215
Payable for variation margin on futures contracts (Note 1)	9,984
Unrealized depreciation on forward currency contracts (Note 1)	195,025
Written options outstanding, at value (premiums $5,327) (Note 1)	6,140
Collateral on securities loaned, at value (Note 1)	1,043,590
Other accrued expenses	73,304
Total liabilities	1,820,463

Net assets	$78,885,234

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$48,057,673
Total distributable earnings (Note 1)	30,827,561
Total — Representing net assets applicable to capital shares outstanding	$78,885,234

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($30,542 divided by 1,926 shares)	$15.86
Offering price per class A share (100/94.25 of $15.86)*	$16.83
Net asset value, offering price and redemption price per class P share
($78,854,692 divided by 4,970,771 shares)	$15.86

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $34,731)	$1,151,834
Interest (including interest income of $7,977 from investments in affiliated issuers) (Note 5)	8,528
Securities lending (net of expenses) (Notes 1 and 5)	4,126
Total investment income	1,164,488

EXPENSES
Compensation of Manager (Note 2)	408,281
Investor servicing fees (Note 2)	7,052
Custodian fees (Note 2)	100,964
Trustee compensation and expenses (Note 2)	3,194
Administrative services (Note 2)	1,825
Auditing and tax fees	96,152
Other	59,747
Fees waived and reimbursed by Manager (Note 2)	(246,426)
Total expenses	430,789
Expense reduction (Note 2)	(144)
Net expenses	430,645

Net investment income	733,843

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,722,644
Foreign currency transactions (Note 1)	(564)
Forward currency contracts (Note 1)	104,110
Futures contracts (Note 1)	2,476,206
Swap contracts (Note 1)	144,146
Written options (Note 1)	(5,081)
Total net realized gain	8,441,461
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	15,979,506
Assets and liabilities in foreign currencies	2,602
Forward currency contracts	61,837
Futures contracts	(869,636)
Swap contracts	27,211
Written options	(4,940)
Total change in net unrealized appreciation	15,196,580

Net gain on investments	23,638,041

Net increase in net assets resulting from operations	$24,371,884

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 41

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/21	Year ended 5/31/20
Operations
Net investment income	$733,843	$1,120,032
Net realized gain (loss) on investments
and foreign currency transactions	8,441,461	(341,642)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	15,196,580	4,173,832
Net increase in net assets resulting from operations	24,371,884	4,952,222
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(179)	(291)
Class P	(628,823)	(1,192,888)
From net realized long-term gain on investments
Class A	(612)	(151)
Class P	(1,647,500)	(497,536)
Decrease from capital share transactions (Note 4)	(6,050,761)	(19,060,329)
Total increase (decrease) in net assets	16,044,009	(15,798,973)

NET ASSETS
Beginning of year	62,841,225	78,640,198
End of year	$78,885,234	$62,841,225

The accompanying notes are an integral part of these financial statements.

42 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2021	$11.45	.11	4.73	4.84	(.10)	(.33)	(0.43)	$15.86	42.70	$31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
Class P
May 31, 2021	$11.45	.14	4.73	4.87	(.13)	(.33)	(0.46)	$15.86	42.98	$78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017 †	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39 *	82,074	.45*	1.20*	106

*Not annualized.

† For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
May 31, 2021	0.35%	0.35%
May 31, 2020	0.32	0.32
May 31,2019	0.28	0.28
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

44 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 45

Notes to financial statements 5/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2020 through May 31, 2021.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam Target Date Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

46 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

Dynamic Asset Allocation Equity Fund 47

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

48 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Dynamic Asset Allocation Equity Fund 49

At the close of the reporting period, the fund had a net liability position of $76,627 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,043,590 and the value of securities loaned amounted to $1,021,795.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures

50 Dynamic Asset Allocation Equity Fund

contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from straddle loss deferrals substantial overlap. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $240,511 to increase undistributed net investment income, $8 to decrease paid-in capital and $240,503 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,750,561
Unrealized depreciation	(1,018,090)
Net unrealized appreciation	$24,732,471
Undistributed ordinary income	553,076
Undistributed long-term gains	2,548,501
Undistributed short-term gains	2,992,148
Cost for federal income tax purposes	$54,592,827

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.585% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $246,426 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Equity Fund 51

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$65
Class P	6,987
Total	$7,052

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $144 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $50, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

52 Dynamic Asset Allocation Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$41,964,011	$46,660,950
U.S. government securities (Long-term)	—	—
Total	$41,964,011	$46,660,950

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	11	$142	10	$117
Shares issued in connection with
reinvestment of distributions	56	791	36	442
	67	933	46	559
Shares repurchased	—	—	(1,664)	(18,689)
Net increase (decrease)	67	$933	(1,618)	$(18,130)

	YEAR ENDED 5/31/21		YEAR ENDED 5/31/20
Class P	Shares	Amount	Shares	Amount
Shares sold	5,302,979	$70,249,560	2,343,636	$27,269,188
Shares issued in connection with
reinvestment of distributions	162,016	2,276,323	137,393	1,690,424
	5,464,995	72,525,883	2,481,029	28,959,612
Shares repurchased	(5,980,916)	(78,577,577)	(4,083,603)	(48,001,811)
Net decrease	(515,921)	$(6,051,694)	(1,602,574)	$(19,042,199)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,250	64.90%	$19,825

Dynamic Asset Allocation Equity Fund 53

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/20	cost	proceeds	income	of 5/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$607,875	$25,350,706	$24,914,991	$1,524	$1,043,590
Putnam Short Term
Investment Fund**	4,783,738	26,901,661	28,163,320	7,977	3,522,079
Total Short-term
investments	$5,391,613	$52,252,367	$53,078,311	$9,501	$4,565,669

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

54 Dynamic Asset Allocation Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$50
Purchased currency option contracts (contract amount)	$1,700,000
Written equity option contracts (contract amount)	$50
Written currency option contracts (contract amount)	$1,600,000
Futures contracts (number of contracts)	60
Forward currency contracts (contract amount)	$29,700,000
OTC total return swap contracts (notional)	$630,000
Warrants (number of warrants)	20

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$204,598	Payables	$195,025
Equity contracts	Investments, Receivables	103,427*	Payables	372,587*
Total		$308,025		$567,612

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$104,110	$—	$104,110
Equity contracts	20,874	2,476,206	—	144,146	2,641,226
Total	$20,874	$2,476,206	$104,110	$144,146	$2,745,336

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$10,976	$—	$61,837	$—	$72,813
Equity contracts	294	9,026	(869,636)	—	27,211	(833,105)
Total	$294	$20,002	$(869,636)	$61,837	$27,211	$(760,292)

Dynamic Asset Allocation Equity Fund 55

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$7,165	$—	$20,046	$—	$—	$—	$—	$—	$—	$27,211
Futures contracts§	—	—	8,799	—	—	—	—	—	—	—	—	—	—	—	8,799
Forward currency contracts#	36,807	2,654	—	13,000	512	28,006	28,936	13,712	28,518	26,483	9,210	10,158	6,590	12	204,598
Purchased options**#	—	—	—	26,884	—	—	—	—	—	—	—	—	—	—	26,884
Total Assets	$36,807	$2,654	$8,799	$39,884	$512	$35,171	$28,936	$33,758	$28,518	$26,483	$9,210	$10,158	$6,590	$12	$267,492
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	9,984	—	—	—	—	—	—	—	—	—	—	—	9,984
Forward currency contracts#	3,092	12,553	—	4,728	3,728	17,605	10,889	31,273	6,861	14,814	25,187	15,674	41,664	6,957	195,025
Written options#	—	—	—	6,140	—	—	—	—	—	—	—	—	—	—	6,140
Total Liabilities	$3,092	$12,553	$9,984	$10,868	$3,728	$17,605	$10,889	$31,273	$6,861	$14,814	$25,187	$15,674	$41,664	$6,957	$211,149
Total Financial and Derivative
Net Assets	$33,715	$(9,899)	$(1,185)	$29,016	$(3,216)	$17,566	$18,047	$2,485	$21,657	$11,669	$(15,977)	$(5,516)	$(35,074)	$(6,945)	$56,343
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$33,715	$(9,899)	$(1,185)	$29,016	$(3,216)	$17,566	$18,047	$2,485	$21,657	$11,669	$(15,977)	$(5,516)	$(35,074)	$(6,945)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $296,000.

56 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 57

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

58 Dynamic Asset Allocation Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $4,616,274 as a capital gain dividend with respect to the taxable year ended May 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 9.75% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 17.84%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Dynamic Asset Allocation Equity Fund 59

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

60 Dynamic Asset Allocation Equity Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Equity Fund 61

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

62 Dynamic Asset Allocation Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Dynamic Asset Allocation Equity Fund 63

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

64 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President, Assistant
Marketing Services	President	Clerk, and Assistant Treasurer
Putnam Retail Management
100 Federal Street	James F. Clark	Janet C. Smith
Boston, MA 02110	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Custodian		Principal Accounting Officer,
State Street Bank	Nancy E. Florek	and Assistant Treasurer
and Trust Company	Vice President, Director of
	Proxy Voting and Corporate	Stephen J. Tate
Legal Counsel	Governance, Assistant Clerk,	Vice President and
Ropes & Gray LLP	and Assistant Treasurer	Chief Legal Officer

Independent Registered	Michael J. Higgins	Mark C. Trenchard
Public Accounting Firm	Vice President, Treasurer,	Vice President
PricewaterhouseCoopers LLP	and Clerk

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2021	$69,286	$ —	$20,874	$ —
May 31, 2020	$73,236	$ —	$9,697	$ —

For the fiscal years ended May 31, 2021 and May 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $330,174 and $293,413 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2021	$ —	$309,300	$ —	$ —
May 31, 2020	$ —	$283,716	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021